UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 26, 2004

Date of Report (Date of earliest event reported)

THREE-FIVE SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-4373	86-0654102

(Commission File Number)	(IRS Employer Identification Number)

1600 N. DESERT DRIVE
TEMPE, ARIZONA
85281

(Address of Principal Executive Offices) (Zip Code)

(602) 389-8600

(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure.
SIGNATURES
EX-99.1

Item 9. Regulation FD Disclosure.

     The registrant is furnishing this Report on Form 8-K in connection with the disclosure of information, in the form of the textual information from a press release released on February 26, 2004.

     The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This Report will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

     The registrant does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the registrant’s expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

     The text included with this Report is available on the registrant’s website located at www.tfsc.com, although the registrant reserves the right to discontinue that availability at any time.

     Exhibit 99.1 Press Release dated February 26, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THREE-FIVE SYSTEMS, INC.

Date: February 26, 2004	By:	/s/ Jeffrey D. Buchanan

Jeffrey D. Buchanan Executive Vice President, Chief Financial Officer, Secretary, and Treasurer